EXHIBIT 21.1

LIST OF SIGNIFICANT SUBSIDIARIES

The following are the subsidiaries of the Registrant included in the Registrant’s consolidated financial statements at December 31, 2018. Other subsidiaries are not listed because such subsidiaries are inactive. Subsidiaries are listed alphabetically under either the domestic or international categories.

Domestic	Jurisdiction under which organized	Percent of voting securities owned by Registrant
Diebold Australia Holding Company, Inc.	Delaware	100%
Diebold China Security Holding Company, Inc.	Delaware	100%
Diebold Global Finance Corporation	Delaware	100%
Diebold Holding Company, Inc.	Delaware	100%
Diebold Latin America Holding Company, LLC	Delaware	100%
Diebold Mexico Holding Company, Inc.	Delaware	100%(4)
Diebold Netherlands Holding Company, LLC	Delaware	100%(1)
Diebold Self-Service Systems	New York	100%(2)
Diebold Software Solutions, Inc.	Delaware	100%
Diebold SST Holding Company, Inc.	Delaware	100%
Impexa LLC	Texas	100%(3)
Phoenix Interactive USA Inc	Delaware	100%(38)
VDM Holding Company, Inc.	Delaware	100%

International	Jurisdiction under which organized	Percent of voting securities owned by Registrant
1932780 Ontario Inc.	Canada	100%(39)
Aevi CZ s.r.o	Czech Republic	82.7%(49)
Aevi International GmbH	Germany	82.7%(48)
Aevi UK Ltd.	United Kingdom	82.7%(49)
Aisino Wincor Manufacturing (Shanghai) Co. Ltd.	China	43.56%(71)
Aisino Wincor Engineering Pte. Ltd.	Singapore	43.56%(71)
Aisino-Wincor Retail & Banking Syst. (Shanghai) Co. Ltd.	China	43.56%(70)
Altus Bilisim Hizmetleri Anonim Sirketi	Turkey	100%(35)
Bitelco Diebold Chile Limitada	Chile	100%(20)
Bankberatung Organisationsu IT-Beratungfür Banken AG	Germany	93.14%(50)
BEB Industrie-Elektronik AG	Switzerland	94.72%(51)
CI Tech Sensors AG	Switzerland	94.72%(53)
C.R. Panama, Inc.	Panama	100%(10)
Cable Print B.V.B.A.	Belgium	100%(37)
Crown B.V.	Netherlands	50%(54)
Cryptera A/S	Denmark	100%(26)
D&G ATMS y Seguridad de Costa Rica Ltda.	Costa Rica	51%(33)
D&G Centroamerica y GBM de Nicaragua y Compañia Ltda.	Nicaragua	51%(29)
D&G Centroamerica, S. de R.L.	Panama	51%(30)
D&G Dominicana S.A.	Dominican Republic	51%(32)
D&G Honduras S. de R.L.	Honduras	51%(31)
D&G Panama S. de R.L.	Panama	51%(34)
DB&G ATMs Seguridad de Guatemala, Limitada	Guatemala	51%(31)
DB & GB de El Salvador Limitada	El Salvador	51%(30)
DBD (Barbados) 1 SRL	Barbados	100%
DBD (Barbados) 2 SRL	Barbados	100%
DBD (Barbados) 3 SRL	Barbados	100%(42)
DBD EMEA Holding C.V.	The Netherlands	100%(27)
DCHC, S.A.	Panama	100%(10)
Diebold Africa (Pty) Ltd.	South Africa	100%(17)

Diebold Africa Investment Holdings Pty. Ltd.	South Africa	100%(26)
Diebold Argentina, S.A.	Argentina	100%(10)
Diebold Bolivia S.R. L.	Bolivia	100%(21)
Diebold Brasil LTDA	Brazil	100%(28)
Diebold Brasil Servicos de Tecnologia e Participacoes Ltda	Brazil	100%(22)
Diebold Canada Holding Company Inc.	Canada	100%
Diebold Colombia S.A.	Colombia	100%(13)
Diebold Ecuador SA	Ecuador	100%(18)
Diebold EMEA Processing Centre Limited	United Kingdom	100%
Diebold Finance Germany GmbH	Germany	100%(44)
Diebold Financial Equipment Company (China), Ltd.	Peoples Republic of China	100%(24)
Diebold Germany GmbH	Germany	100%(5)
Diebold Netherlands B.V.	The Netherlands	100(5)%
Diebold Nixdorf AB	Sweden	94.72%(51)
Diebold Nixdorf AG	Switzerland	100%(5)
Diebold Nixdorf Aktiengesellschaft	Germany	94.72%(46)
Diebold Nixdorf A/S	Denmark	94.72%(51)
Diebold Nixdorf AS	Norway	94.72%(51)
Diebold Nixdorf Australia Pty. Ltd.	Australia	100%(4)
Diebold Nixdorf Banking Consulting GmbH	Germany	94.72%(51)
Diebold Nixdorf Banking Services Ltd.	United Kingdom	94.72%(64)
Diebold Nixdorf BPO Sp. z.o.o.	Poland	94.72%(51)
Diebold Nixdorf Business Administration Center GmbH	Germany	94.72%(51)
Diebold Nixdorf B.V.	Netherlands	94.72%(51)
Diebold Nixdorf B.V.B.A	Belgium	100%(16)
Diebold Nixdorf Customer Care GmbH	Germany	94.72%(51)
Diebold Nixdorf de Mexico S.A. de C.V.	Mexico	100%(43)
Diebold Nixdorf Deutschland GmbH	Germany	94.72%(51)
Diebold Nixdorf Dutch Holding B.V.	Netherlands	100%
Diebold Nixdorf EURL	Algeria	94.72%(51)
Diebold Nixdorf Facility Services GmbH	Germany	94.72%(51)
Diebold Nixdorf Finance AG	Switzerland	94.72%(51)
Diebold Nixdorf Finance Malta Holdling Ltd.	Malta	94.72%(51)
Diebold Nixdorf Finance Malta Ltd.	Malta	94.72%(67)
Diebold Nixdorf Global Holding B.V.	Netherlands	100%
Diebold Nixdorf Global IT Operations GmbH	Germany	94.72%(51)
Diebold Nixdorf Global Logistics GmbH	Germany	94.72%(52)
Diebold Nixdorf Global Solutions B.V.	Netherlands	94.72%(68)
Diebold Nixdorf GmbH	Austria	100%(4)
Diebold Nixdorf Grundstücksverwaltungllmenau GmbH & CoKG	Germany	94.72%(69)
Diebold Nixdorf Holidng Germany Inc. & Co. KGaA	Germany	100%
Diebold Nixdorf (Hong Kong) Ltd.	Hong Kong	94.72%(51)
Diebold Nixdorf India Private Limited	India	100%(8)
Diebold Nixdorf Information Systems S.A.	Greece	94.72%(51)
Diebold Nixdorf Information Systems (Shanghai) Co. Ltd.	China	94.72%(51)
Diebold Nixdorf Ltd.	Ireland	94.72%(51)
Diebold Nixdorf Kft.	Hungary	94.72%(51)
Diebold Nixdorf, Lda.	Portugal	100%(4)
Diebold Nixdorf Limited	Nigeria	94.72%(51)
Diebold Nixdorf LLC	Russia	94.72%(47)
Diebold Nixdorf Logistics GmbH	Germany	94.72%(51)
Diebold Nixdorf Lottery Solutions GmbH	Germany	94.7%(72)
Diebold Nixdorf Manufacturing Pte. Ltd.	Singapore	94.72%(66)
Diebold Nixdorf Myanmar Limited	Myanmar	100%(7)

Diebold Nixdorf Oy	Finland	94.72%(51)
Diebold Nixdorf Philippines, Inc.	Philippines	100%
Diebold Nixdorf Portavis GmbH	Germany	68%(58)
Diebold Nixdorf Real Estate GmbH &CoKG	Germany	94.72%(69)
Diebold Nixdorf Retail Consulting GmbH	Germany	94.72%(51)
Diebold Nixdorf Retail Services GmbH	Germany	94.72%(51)
Diebold Nixdorf Retail Solutions s.r.o.	Czech Republic	94.72%(65)
Diebold Nixdorf S.A.	Morocco	94.72%(51)
Diebold Nixdorf S.A.S.	France	94.72%(51)
Diebold Nixdorf Sdn. Bhd.	Malaysia	94.72%(51)
Diebold Nixdorf Security GmbH	Germany	94.72%(51)
Diebold Nixdorf Services GmbH	Germany	94.72%(51)
Diebold Nixdorf Singapore Pte. Ltd.	Singapore	94.72%(51)
Diebold Nixdorf S.L.	Spain	94.72%(51)
Diebold Nixdorf Software C.V.	Netherlands	94.72%(9)
Diebold Nixdorf Software Partner B.V.	Netherlands	94.72%(51)
Diebold Nixdorf South Africa (Pty) Ltd.	South Africa	74.9%(25)
Diebold Nixdorf Sp. z.o.o.	Poland	94.72%(51)
Diebold Nixdorf s.r.l.	Italy	94.72%(51)
Diebold Nixdorf Srl	Romania	100%(41)
Diebold Nixdorf s.r.o. (Czech Republic)	Czech Republic	94.72%(51)
Diebold Nixdorf s.r.o. (Slovakia)	Slovakia	94.72%(51)
Diebold Nixdorf Systems GmbH	Germany	94.72%(51)
Diebold Nixdorf Taiwan Ltd.	Taiwan	94.72%(51)
Diebold Nixdorf Technology GmbH	Germany	94.72%(51)
Diebold Nixdorf Teknoloji A.S.	Turkey	94.72%(51)
Diebold Nixdorf (Thailand) Company Limited	Thailand	100%(19)
Diebold Nixdorf (UK) Limited	United Kingdom	94.72%(51)
Diebold Nixdorf Vietnam Company Limited	Vietnam	100%
Diebold Nixdorf Visio GmbH	Germany	94.72%(51)
Diebold One UK Limited	United Kingdom	100%
Diebold Pacific, Limited	Hong Kong	100%
Diebold Panama, Inc.	Panama	100%(10)
Diebold Paraguay S.A.	Paraguay	100%(45)
Diebold Peru S.r.l	Peru	100%(73)
Diebold Self Service Solutions Limited Liability Company	Switzerland	100%(14)
Diebold Self Service Solutions Namibia (Pty) Ltd.	Namibia	100%(40)
Diebold Switzerland Holding Company, LLC	Switzerland	100%(4)
Diebold Uruguay S.A.	Uruguay	100%(10)
Dynasty Technology Brasil Software Ltda.	Brazil	100%(55)
Dynasty Technology Group S.A.	Spain	94.72%(56)
Inspur (Suzhou) Financial Information System Co., Ltd.	Peoples Republic of China	40%(6)
IP Management GmbH	Germany	94.72%(51)
IT Soluciones Integrales, C.A.	Venezuela	94.72%(57)
J.J.F. Panama, Inc.	Panama	100%(10)
LLC Diebold Nixdorf	Ukraine	94.72%(51)
Moxx B.V.	Netherlands	100%(4)
Moxx Belgium BVBA	Belgium	100%(36)
Moxx France S.A.R.L.	France	100%(63)
Moxx GmbH	Germany	100%(63)
Phoenix Interactive Design Inc.	Canada	100%(38)
Phoenix Interactive (UK)	United Kingdom	100%(38)
Procomp Amazonia Industria Eletronica S.A.	Brazil	100%(11)
Procomp Industria Eletronica LTDA	Brazil	100%(23)

Projective BC France SARL	France	53.07%(59)
Projective BC Germany GmbH	Germany	53.07%(59)
Projective Biz B.V.	Netherlands	53.07%(59)
Projective London Ltd.	United Kingdom	53.07%(59)
Projective N.V.	Belgium	53.07%(60)
Prosystems IT GmbH	Germany	94.72%(51)
Pt. Wincor Nixdorf Indonesia	Indonesia	94.72%(12)
SecurCash B.V.	Netherlands	94.72%(61)
SecurCash Geldverwerking B.V.	Netherlands	94.72%(62)
SecurCash Nederland B.V.	Netherlands	94.72%(61)
W.I.K. Consulting BVBA	Belgium	53.07%(59)
Wincor Nixdorf C.A.	Venezuela	94.72%(51)
Wincor Nixdorf Facility GmbH	Germany	94.72%(51)
WINCOR NIXDORF International GmbH	Germany	94.72%(47)
Wincor Nixdorf IT Support S.A. de C.V.	Mexico	94.72%(57)
Wincor Nixdorf Retail ME JLT	UAE	80%(15)

(1)	100 percent of voting securities are owned by Diebold Australia Holding Company, LLC, which is 100% owned by Registrant.

(2)
70 percent of partnership interest is owned by Diebold Holding Company, LLC., which is 100 percent owned by Registrant, while the remaining 30 percent partnership interest is owned by Diebold SST Holding Company, LLC., which is 100 percent owned by Registrant.

(3)	100 percent of voting securities are owned by Diebold Mexico Holding Company, LLC (refer to 4 for ownership).

(4)	100 percent of voting securities are owned by Diebold Nixdorf Global Holdings, BV, which is 100 percent owned by Registrant.

(5)	100 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership).

(6)	40 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC (refer to 4 for ownership).

(7)
99.99 percent of voting securities are owned by VDM Holding Company, Inc., which is 100 percent owned by Registrant, while the remaining .01 percent of voting securities is owned by Diebold Pacific Limited, which is 100 percent owned by Registrant.

(8)
62.42 percent of voting securities are owned by Registrant; 19.03 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership); 6.82 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC (refer to 4 for ownership); 11.72 percent of voting securities are owned by WINCOR NIXDORF International (refer to 47 for ownership); and the remaining .01 percent of voting securities is owned by Diebold Holding Company, LLC, which is 100 percent owned by Registrant.

(9)
60 percent of voting securities are owned by Diebold Nixdorf Global Holdings, BV, which is 100 percent owned by Registrant; 39.96 percent of voting securities are owned by IP Management GmbH (refer to 51 for ownership); and the remaining .4 percent of voting securities is owned by Diebold Nixdorf Software Partner B.V. (refer to 51 for ownership).

(10)	100 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(11)	99.99 percent of voting securities are owned by Diebold Brasil LTDA (refer to 28 for ownership), while the remaining .01 percent is owned by Registrant.

(12)
87.1 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership), while the remaining 12.9 percent is owned by Dibold Nixdorf Global Holdings, BV, which is 100 percent owned by Registrant.

(13)
21.44 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant; 16.78 percent of voting securities are owned by Diebold Panama, Inc. (refer to 10 for ownership); 16.78 percent of voting securities are owned by DCHC SA (refer to 10 for ownership); 13.5 percent of voting securities are owned by J.J.F. Panama, Inc. (refer to 10 for ownership); and the remaining 31.5 percent of voting securities are owned by C.R. Panama, Inc. (refer to 10 for ownership).

(14)	100 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC (refer to 4 for ownership).

(15)	80 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(16)
90 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership), while the remaining 10 percent of voting securities are owned by Diebold Nixdorf AG (refer to 5 for ownership).

(17)	100 percent of voting securities are owned by Diebold Africa Investment Holdings Pty. Ltd. (refer to 26 for ownership).

(18)
99.99 percent of voting securities are owned by Diebold Colombia SA (refer to 13 for ownership), while the remaining 0.01 percent is owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(19)	100 percent of voting securities is owned by DBD EMEA Holding C.V. (refer to 27 for ownership).

(20)	99.88 percent of voting securities are owned by Registrant, while .12 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(21)
60 percent of voting securities are owned by Diebold Colomobia, S.A. (refer to 13 for ownership), while the remaining 40 percent of voting securities are owned by Diebold Peru, S.r.l. (refer to 73 for ownership).

(22)
99.99 percent of voting securities are owned by Diebold Canada Holding Company Inc., which is 100 percent owned by Registrant, while the remaining .01 percent is owned by Procomp Amazonia Industria Eletronica S.A. (refer to 11 for ownership).

(23)	99.99 percent of voting securities are owned by Diebold Brasil Servicos de Tecnologia e Participacoes Limitada (refer to 22 for ownership), while the remaining .01 percent is owned by Registrant.

(24)
60 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC (refer to 4 for ownership) and the remaining 40 percent of voting securities are owned by Inspur (Suzhou) Financial Information System Co., Ltd. (refer to 6 for ownership).

(25)	74.9 percent of voting securities are owned by Diebold Africa Investment Holdings Pty. Ltd. (refer to 26 for ownership).

(26)	100 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC (refer to 4 for ownership).

(27)
99.99 percent of voting securities are owned by Diebold Australia Holding Company, LLC, which is 100 percent owned by Registrant, and the remaining .01 percent is owned by Diebold Netherlands Holding Company, LLC (refer to 1 for ownership).

(28)	99.99 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant, while the remaining .01 percent is owned by Registrant.

(29)	51 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(30)	99 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(31)
99.97 percent of voting securities are owned by D&G Centroamerica, S. de R.L. (refer to 29 for ownership), while the remaining .03percent of voting securities is owned by D&G ATMs y Seguridad de Costa Rica Ltda. (refer to 33 for ownership).

(32)	99.85 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(33)	100 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(34)	99.99 percent of voting securities are owned by D&G Centroamerica, S. de R.L. (refer to 29 for ownership).

(35)	100 percent of voting securities are owned by Diebold Nixdorf Teknoloji A.S. (refer to 51 for ownership).

(36)	95 percent of voting securities are owned by MOXX B.V. (refer to 4 for ownership), while the remaining 5 percent is owned by MOXX France S.A.R.L. (refer to 63 for ownership).

(37)	99.99 percent of voting securities are owned by Registrant, while the remaining .01 percent is owned by Diebold Holding Company, LLC., which is 100 percent owned by Registrant.

(38)	100 percent of voting securities are owned by 1932780 Ontario Inc., which is 100 percent owned by Diebold Nixdorf Canada Limited (refer to 4 for ownership).

(39)	100 percent of voting securities are owned by Diebold Nixdorf Canada Limited (refer to 4 for ownership).

(40)	100 percent of voting securities are owned by Diebold Africa (Proprietary) Limited (refer to 17 for ownership).

(41)
99.99 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership), while the remaining .01 percent is owned by Diebold Switzerland Holding Company, LLC (refer to 4 for ownership).

(42)	100 percent of voting securities are owned by DBD (Barbados) 2 SRL, which is 100 percent owned by Registrant.

(43)
93.4. percent of voting securities are owned by Diebold Mexico Holding Company, LLC (refer to 4 for ownership); 6.56 percent of voting securities are owned by WINCOR NIXDORF International (refer to 47 for ownership); <.001 percent of voting securities is owned by Wincor Nixdorf C.A. (refer to 51 for ownership); while the remaining <.001 percent is owned by Registrant.

(44)	100 percent of voting securities are owned by Diebold Holding Germany Inc. & Co. KGaA, which is 100 percent owned by Registrant.

(45)	99 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant, while the remaining 1 percent is owned by Registrant.

(46)	94.72 percent of voting securities are owned by Diebold Holding Germany Inc. & Co. KGaA, which is 100 percent owned by Registrant.

(47)	100 percent of voting securities are owned by Diebold Nixdorf Aktiengesellschaft (refer to 46 for ownership).

(48)	82.7 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(49)	100 percent of voting securities are owned by Aevi International GmbH (refer to 48 for ownership).

(50)	93.14 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(51)	100 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(52)	100 percent of voting securities are owned by Diebold Nixdorf Logistics GmbH (refer to 51 for ownership).

(53)	100 percent of voting securities are owned by BEB Industrie-Elektronik AG (refer to 51 for ownership).

(54)	50 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(55)
99.99 percent of voting securities are owned by Procomp Industria Electronica LTDA (refer to 23 for ownership),and .0001 percent is owned Diebold Brasil Servicos de Technologia e Participacoes Ltda (refer to 22 for ownership)

(56)	100 percent of voting securities are owned by Diebold Nixdorf S.L. (refer to 51 for ownership).

(57)	100 percent of voting securities are owned by Wincor Nixdorf C.A.(refer to 51 for ownership).

(58)	68 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(59)	100 percent of voting securities are owned by Projective N.V. (refer to 60 for ownership).

(60)	53.07 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(61)	100 percent of voting securities are owned by Diebold Nixdorf B.V.(refer to 51 for ownership).

(62)	100 percent of voting securities are owned by SecurCash Nederland B.V. (refer to 61 for ownership).

(63)	100 percent of voting securities are owned by MOXX B.V. (refer to 4 for ownership).

(64)	100 percent of voting securities are owned by Diebold Nixdorf (UK) Limited (refer to 51 for ownership).

(65)	100 percent of voting securities are owned by IP Management GmbH (refer to 51 for ownership).

(66)	100 percent of voting securities are owned by Diebold Nixdorf Pte. Ltd (refer to 51 for ownership).

(67)	100 percent of voting securities are owned by Wincor Nixdorf Finance Malta Holding Ltd. (refer to 51 for ownership).

(68)	100 percent of voting securities are owned by Diebold Nixdorf Software C.V. (refer to 9 for ownership).

(69)	100 percent of voting securities are owned by Wincor Nixdorf Facility GmbH (refer to 51 for ownership).

(70)	43.56 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(71)	100 percent of voting securities are owned by Aisino-Wincor Retail & Banking Syst. (Shanghai) Co. Ltd. (refer to 70 for ownership).

(72)	100 percent of voting securities are owned by Diebold Nixdorf Finance AG (refer to 51 for ownership).

(73)
99.86 percent of voting securities are owned by Registrant, while the remaining .14 percent of voting securities is owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.